Advances to Joint Venture Partners	12 Months Ended
Dec. 31, 2011
Advances to Joint Venture Partners [Abstract]
Advances to Joint Venture Partners
8.	Advances to Joint Venture Partner

Advances to the Partnership’s joint venture partner in the Teekay Tangguh Joint Venture of $10.2 million as at December 31, 2011 and 2010 are non-interest bearing without specific terms of repayment and unsecured. Subsequent to December 31, 2011, this joint venture partner’s parent company, PT Berlian Laju Tanker, suspended trading on the Jakarta Stock Exchange and filed for bankruptcy protection in order to restructure its debts. The Partnership believes the advances to the joint venture partner, BLT LNG Tangguh Corporation, are still collectible given the expected cash flows anticipated to be generated by the Teekay Tangguh Joint Venture that can be used to repay the advance.